EXHIBIT 10.17

                           FOURTH AMENDMENT AGREEMENT

This FOURTH AMENDMENT AGREEMENT ("Agreement" or "Fourth Amendment Agreement") entered into at Boston, Massachusetts, as of April 17, 2001, between PAPER WAREHOUSE, INC. and PAPER WAREHOUSE FRANCHISING, INC. (hereinafter, collectively, the "Borrower"), each a Minnesota corporation with its principal executive offices at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426, and FLEET RETAIL FINANCE INC., f/k/a BankBoston Retail Finance Inc., with an address of 40 Broad Street, Boston, MA 02109 (the "Lender").

WHEREAS, Lender established a revolving line of credit (the "Revolving Credit") pursuant to a Loan and Security Agreement dated as of June 7, 1999 (as amended and modified from time to time, the "Loan Agreement") for the Borrower under which the Lender agreed to make advances to, and other financial accommodations for the benefit of, the Borrower until the Maturity Date subject to the terms and conditions of the Loan Agreement. All initially capitalized terms shall have the definitions ascribed to them in the Loan Agreement, unless otherwise defined herein.

WHEREAS, the Borrower has requested that the Lender consent to an amendment to the financial covenants in the Loan Agreement.

WHEREAS, subject to the terms and conditions in this Agreement, the Lender is willing to modify the terms of the Loan Agreement in order to accommodate the Borrower's request.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

        1. EFFECTIVE DATE: The "Effective Date" of this Agreement shall be the date upon which the Lender receives this Fourth Amendment Agreement in form and substance satisfactory to the Lender and executed and delivered by all parties required by the Lender.

        2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

           (a) Effective as of February 2, 2001, Clause (a) (Fixed Charge Coverage Ratio) of Section 5.12.2 of the Loan Agreement is hereby deleted and replaced with the following: "(a) FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit or suffer to exist the ratio of its Cash Flow to its Contractual Obligations, calculated on a cumulative basis for the period January 30, 2000 through February 2, 2001, to be less than 0.55:1.00;"

           (b) Effective as of April 10, 2001, Section 5.12.1 of the Loan Agreement is hereby deleted and replaced with the following:
                "5.12.1 MINIMUM EXCESS AVAILABILITY. The Borrower shall not permit Availability, less all then held checks (if any), less accounts payable which are beyond credit terms then accorded the Borrower, less overdrafts, and less any charges to the Loan Account, to be less than Six Hundred Thousand Dollars ($600,000.00)."

           (c) Effective as of April 10, 2001, Section 5.12.2 of the Loan Agreement is hereby deleted and replaced with the following: "5.12.2. Reserved."

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        3. AMENDMENT FEE. Borrower agrees to pay to Lender a modification fee of
           $30,000.00, which fee shall be fully earned, payable, and nonrefundable upon Lender's signing of this Fourth Amendment Agreement. The Borrower authorizes the Lender to charge the Loan Account with the amount of such fee.

        4. ENFORCEABILITY, ETC. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Effective Date hereof (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder", or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Documents.

        5. GENERAL PROVISIONS

           a) INTEGRATION; AMENDMENT; WAIVERS. This Agreement and Loan Documents set forth in full are terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. No term of the Loan Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lender's exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions, and provisions of the Loan Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Lender or obligations of the Borrower are described which also exist under the terms of the other Loan Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Loan Documents.

           b) PAYMENT OF EXPENSES. Without limiting the terms of the Loan Documents, the Borrower shall pay all costs and expenses (including reasonable attorneys' fees) arising under or in connection with the Loan Documents,

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              including without limitation, in connection with the negotiation, preparation, execution, delivery, and enforcement of this Agreement and any and all consents, waivers or other documents or instruments relating thereto.

           c) NO THIRD PARTY BENEFICIARIES. Except as may be otherwise expressly provided for herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

           d) SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

           e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

           f) TIME OF ESSENCE. Time is of the essence in each of the Liabilities of the Borrower and with respect to all conditions to be satisfied by the Borrower.

           g) CONSTRUCTION; VOLUNTARY AGREEMENT; REPRESENTATION BY COUNSEL. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel was the draftsman of this Agreement. Each of the parties declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

           h) GOVERNING LAW; FORUM SELECTION. This Agreement has been entered into and shall be governed by the laws of the Commonwealth of Massachusetts.

           i) FURTHER ASSURANCES. The Borrower agrees to take all further actions and execute all further documents as the Lender may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

           j) NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the Loan Agreement.

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           k) MUTUAL WAIVER OF RIGHT TO JURY TRIAL. THE LENDER AND BORROWER
              EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:
              (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN THEM; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF THE LENDER OR OF THE BORROWER OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

           l) COPIES AND FACSIMILES. This Agreement and all documents which have been or may be hereinafter furnished by the Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).


   This Fourth Amendment Agreement is executed under seal as of the date first written above.


Witness                             BORROWER:
                                    Paper Warehouse, Inc.


/s/ Cheryl W. Newell                By: /s/ Yale T. Dolginow
-------------------------------        -------------------------------------
CFO                                    Yale T. Dolginow, Chairman and Chief
                                       Executive Officer

Witness                             BORROWER:
                                    Paper Warehouse Franchising, Inc.


/s/ Cheryl W. Newell                By: /s/ Yale T. Dolginow
-------------------------------        -------------------------------------
CFO                                    Yale T. Dolginow, Chairman and Chief
                                       Executive Officer

Witness                             ACCEPTED:
                                    Fleet Retail Finance Inc.


/s/ Melissa O'Donnell               By: /s/ D M Murray
-------------------------------        ------------------------------------
                                    Name: DM Murray
                                    Title: Mg. Dir.


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